UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 2, 2017
(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.
(Exact name of registrant as specified in its charter)

Washington	000-13468		91-1069248
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification Number)
incorporation or organization)

1015 Third Avenue, 12th Floor, Seattle, Washington		98104
(Address of principal executive offices)		(Zip Code)

(206) 674-3400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth below under Item 5.07 regarding the approval of the 2017 Omnibus Incentive Plan ("2017 Plan") is incorporated herein by reference. A summary of the 2017 Plan terms was provided in the Company's definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2017. This summary is incorporated herein by reference to the Proxy Statement and qualified in its entirety by reference to the full text of the 2017 Plan and related form of agreement, copies of which are attached as appendices to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 2, 2017, the shareholders of the Company: (1) elected each of the eleven director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) approved 1 year as the frequency of advisory votes on executive compensation; (4) approved the 2017 Omnibus Incentive Plan; (5) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017; and (6) did not approve a shareholder proposal to link executive compensation to sustainability performance. No other business was transacted at the meeting.
The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	Election of the following eleven directors, each to serve until the next annual meeting of shareholders or until the election or qualification of his or her successor:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Robert R. Wright	145,733,808	1,460,796	285,625	14,118,241
Glenn M. Alger	146,723,060	663,296	93,873	14,118,241
James M. DuBois	146,590,850	606,684	282,695	14,118,241
Mark A. Emmert	142,921,386	4,508,174	50,669	14,118,241
Diane H. Gulyas	146,225,352	1,052,207	202,670	14,118,241
Dan P. Kourkoumelis	144,365,838	3,003,126	111,265	14,118,241
Richard B. McCune	146,521,561	831,405	127,263	14,118,241
Alain Monié	146,558,816	789,250	132,163	14,118,241
Jeffrey S. Musser	146,763,914	610,088	106,227	14,118,241
Liane J. Pelletier	146,036,736	1,401,451	42,042	14,118,241
Tay Yoshitani	146,124,817	1,305,777	49,635	14,118,241
(2)    Advisory vote to approve Named Executive Officer compensation:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
138,564,682	8,322,242	593,305	14,118,241
(3)    Approve the frequency of advisory votes on executive compensation:

Number of Shares
1 Year	2 Years	3 Years	Broker Non-Votes	Non-Votes
131,134,107	166,987	16,069,686	109,449	14,118,241

After considering these results, and consistent with its own recommendation, the Board of Directors has determined to continue to provide the Company’s shareholders with an annual advisory vote to approve executive compensation until the next vote on the frequency of such advisory votes.
(4)    Approve the 2017 Omnibus Incentive Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
138,604,157	8,706,583	169,489	14,118,241

(5)    Ratification of independent registered public accounting firm for the year ending December 31, 2017:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
159,875,438	1,632,665	90,367	—
(6)    Shareholder proposal: link executive compensation to sustainability performance:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
31,214,024	111,731,323	4,534,882	14,118,241

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 3, 2017	By:	/s/ Benjamin G. Clark
Benjamin G. Clark
Senior Vice President, General Counsel and Corporate Secretary